UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 9, 2017
Cerecor Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-37590	45-0705648
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

400 E. Pratt Street Suite 606 Baltimore, Maryland	21202
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (410) 522-8707
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☑
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01.	Other Events.
SUPPLEMENT TO PROXY STATEMENT
for the
ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Cerecor Inc.:
This supplement to proxy statement (the “Supplement”) supplements the proxy statement dated May 23, 2017 (the “Proxy Statement”) previously sent to stockholders in connection with the solicitation by the Board of Directors of Cerecor Inc. (the “Company”) of proxies to be voted at the Company’s Annual Meeting of Stockholders to be held on Friday, June 30, 2017 at 10:00am local time at the offices of Cooley LLP, 1114 Avenue of the Americas, New York, New York 10036.
THIS SUPPLEMENT SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT.

The purpose of this Supplement is to clarify the voting requirements to approve Proposal 4 – To approve a series of alternate amendments to the Company’s Amended and Restated Certificate of Incorporation to effect, at the option of the Board of Directors, a reverse stock split of the Company’s common stock at a reverse stock split ratio ranging from one-for-two (1:2) to one-for-ten (1:10), inclusive, with the effectiveness of one of such amendments and the abandonment of the other amendments, or the abandonment of all amendments, to be determined by the Board of Directors prior to the date of the 2018 Annual Meeting of Stockholders (“Proposal 4” or the “Reverse Split Proposal”) and Proposal 5 – To approve a series of alternate amendments to the Company’s Amended and Restated Certificate of Incorporation to effect, if and only if the Reverse Split Proposal is both approved and implemented, a reduction in the total number of authorized shares of the Company’s common stock as illustrated in the table under the caption “Effects of Authorized Shares Reduction” in the section of the Proxy Statement entitled “Approval of Reduction in the Number of Authorized Shares of Common Stock” (“Proposal 5” or the “Authorized Shares Reduction Proposal”).

As described in the Proxy Statement, stockholder approval of each of Proposal 3 and Proposal 4 requires the affirmative vote of a majority of the outstanding shares of the Company on the record date. This Supplement clarifies that, because we believe that Proposal 4 and Proposal 5 are deemed “routine” matters by the rules of the New York Stock Exchange, if you are a beneficial owner and do not instruct your broker, bank, or other agent how to vote your shares, brokers and nominees may use their discretion to vote your shares on Proposal 4 and Proposal 5.

Supplement to Proxy Statement

The last sentence under Beneficial Owner: Shares Registered in the Name of Broker or Bank on page 3 of the Proxy Statement is deleted in its entirety and replaced to read as follows: In addition, your broker or nominee has discretion to vote your shares on Proposal 4 (the Reverse Split Proposal) and Proposal 5 (the Authorized Shares Reduction Proposal) even in the absence of your instruction. We do not expect any broker non-votes on Proposal 2 (the ratification of Ernst & Young LLP as the Company’s independent registered public accounting firm of the Company for the fiscal year ending December 31, 2017), Proposal 4 (the Reverse Split Proposal) and Proposal 5 (the Authorized Shares Reduction Proposal).

The table under How many votes are needed to approve each proposal? on page 5 of the Proxy Statement is deleted in its entirety and replaced to read as follows:

Proposal Number	Proposal Description	Vote Required for Approval	Effect of Abstentions	Effect of Broker Non-Votes
1.	Election of Directors	Nominees receiving the most “For” votes	“Withheld” votes will have no effect	None
2.	Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal ending December 31, 2017	“For” votes from a majority of shares present in person or represented by proxy and entitled to vote on the matter	Against	As this proposal is a “routine” matter, we do not expect any broker non-votes
3.	Approval of the Stock Issuance Proposal	“For” votes from a majority of shares present in person or represented by proxy and entitled to vote on the matter	Against	None
4.	Approval of the Reverse Split Proposal	“For” votes from a majority of the shares outstanding on the record date	Against	As this proposal is a “routine” matter, we do not expect any broker non-votes
5.	Approval of the Authorized Shares Reduction Proposal	“For” votes from a majority of the shares outstanding on the record date	Against	As this proposal is a “routine” matter, we do not expect any broker non-votes

The last sentence under Required Vote on page 29 is deleted in its entirety and replaced with: As this proposal is a “routine” matter, we do not expect any broker non-votes.

The last sentence under Required Vote on page 31 is deleted in its entirety and replaced with: As this proposal is a “routine” matter, we do not expect any broker non-votes.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CERECOR INC.

Date: June 9, 2017	By:	/s/ Mariam E. Morris
Mariam E. Morris
Chief Financial Officer